UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 5, 2009


                           American Eagle Energy Inc.
             (Exact name of registrant as specified in its charter)

          Nevada                        333-143626               208642477
(State or other jurisdiction           (Commission             (IRS Employer
     of incorporation)                 File Number)          Identification No.)

10B Time Centre, 53-55 Hollywood Road, Central, Hong Kong          n/a
     (Address of principal executive offices)                   (Zip Code)

        Registrant's telephone number, including area code 852 2521 5455


                             Yellow Hill Energy Inc.
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
          YEAR

On October 5, 2009, we filed, with the Nevada Secretary of State, documents to effect a change of name from "Yellow Hill Energy Inc." to "American Eagle Energy Inc.", by way of a merger with our wholly owned subsidiary American Eagle Energy Inc., which was formed solely for the change of name.

ITEM 7.01 REGULATION FD DISCLOSURE

The name change became effective with the Over-the-Counter Bulletin Board at the opening for trading on October 14, 2009 under the new stock symbol "AMRE". Our new CUSIP number is 02554E105.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

3.01    Articles of Merger

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
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN EAGLE ENERGY INC.


/s/ Jay Jhaveri
------------------------------
Jay Jhaveri
President

Date: October 15, 2009



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